Exhibit 32.1

TAYLOR CAPITAL GROUP, INC.

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906

of Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer and Chief Financial Officer of Taylor Capital Group, Inc. (the “Company”) hereby certify that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 4, 2011	/s/ Mark A. Hoppe
Mark A. Hoppe President and Chief Executive Officer

Dated: August 4, 2011	/s/ Randall T. Conte
Randall T. Conte Chief Financial Officer